Exhibit 10.1



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                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                              FORD MOTOR COMPANY,

                                FORD FSG, INC.,

                               FORD FSG II, INC.

                                      and

                             THE HERTZ CORPORATION

                          Dated as of January 16, 2001

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                    THE OFFER

SECTION 1.01. The Tender Offer
SECTION 1.02. Company Action
SECTION 1.03. Stockholder Lists

                                   ARTICLE II

                                   THE MERGER

SECTION 2.01.  The Merger
SECTION 2.02.  Effective Time; Closing
SECTION 2.03.  Effect of the Merger
SECTION 2.04. Certificate of Incorporation; By-laws; Directors and Officers

                                   ARTICLE III

              CONVERSION OF COMMON STOCK; EXCHANGE OF CERTIFICATES

SECTION 3.01. Conversion of Common Stock
SECTION 3.02. Exchange of Certificates
SECTION 3.03. Stock Transfer Books
SECTION 3.04. Appraisal

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 4.01. Organization and Qualification
SECTION 4.02. Restated Certificate of Incorporation and By-laws
SECTION 4.03. Capitalization
SECTION 4.04. Authority Relative to This Agreement
SECTION 4.05. No Conflict; Required Filings and Consents
SECTION 4.06. SEC Filings; Financial Statements
SECTION 4.07. Options and Employment Contracts
SECTION 4.08. Brokers
SECTION 4.09. Opinion of Financial Advisor
SECTION 4.10. State Takeover Statutes


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                                    ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF FORD, PARENT AND FSG II

SECTION 5.01. Organization and Qualification
SECTION 5.02. Authority Relative to This Agreement
SECTION 5.03. No Conflict; Required Filings and Consents
SECTION 5.04. Financing
SECTION 5.05. Operations of FSG II

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

SECTION 6.01.  Conduct of Business By the Company Pending the
               Merger
SECTION 6.02.  Notification of Certain Matters

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

SECTION 7.01.  Merger Without Stockholders' Meeting
SECTION 7.02.  Stockholder Approval Required
SECTION 7.03.  Covenants Relating to Information Statement
SECTION 7.04.  Access to Information; Confidentiality
SECTION 7.05.  Directors' and Officers' Indemnification and
               Insurance
SECTION 7.06.  Further Action; Consents; Filings
SECTION 7.07   Public Announcements
SECTION 7.08.  Reasonable Best Efforts and Further Assurances

                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

SECTION 8.01. Conditions to the Obligations of Each Party

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

SECTION 9.01. Termination
SECTION 9.02. Effect of Termination
SECTION 9.03. Amendment
SECTION 9.04. Waiver


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SECTION 9.05. Expenses

                                    ARTICLE X

                               GENERAL PROVISIONS

SECTION 10.01. Non-Survival of Representations, Warranties and Agreements
SECTION 10.02. Notices
SECTION 10.03. Certain Definitions
SECTION 10.04. Severability
SECTION 10.05. Entire Agreement; Assignment
SECTION 10.06. Parties in Interest
SECTION 10.07. Governing Law
SECTION 10.08. Headings
SECTION 10.09. Counterparts
SECTION 10.10. Consent to Jurisdiction
SECTION 10.11. Waiver of Jury Trial


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          AGREEMENT  AND PLAN OF  MERGER,  dated as of  January  16,  2001 (this
"AGREEMENT"), by and among Ford Motor Company, a Delaware corporation ("FORD"), Ford FSG, Inc., a Delaware corporation ("PARENT"), Ford FSG II, Inc., a Delaware corporation ("FSG II"), and The Hertz Corporation, a Delaware corporation (the "COMPANY").

                               W I T N E S S E T H

          WHEREAS, the Company has authority to issue (i) 440,000,000 shares of Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK" or the "SHARES"), 40,177,324 of which were outstanding as of December 31, 2000,
(ii) 140,000,000 shares of Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK" and, together with the Class A Common Stock, the "COMMON STOCK"), 67,310,167 of which are outstanding, and (iii) 40,000,000 shares of Preferred Stock, par value $.01 per share, none of which are outstanding;

          WHEREAS, Parent owns (i) 20,245,833 shares of Class A Common Stock and all of the outstanding Class B Common Stock and (ii) all of the outstanding stock of FSG II;

          WHEREAS, Ford, which owns directly or indirectly all of the outstanding stock of Parent, has proposed to the board of directors of the Company (the "BOARD") that Parent or an affiliate acquire the remaining Class A Common Stock not owned by Parent (the "PROPOSAL");

          WHEREAS, the Board has established a special committee of the Board (the "SPECIAL COMMITTEE") to consider the Proposal and make a recommendation to the Board with respect thereto;

          WHEREAS, it is proposed that Ford shall cause Parent to commence a tender offer (the "TENDER OFFER") to acquire any and all of the outstanding shares of Class A Common Stock, for an amount equal to $35.50 per Share (such amount, or any greater amount per Share paid pursuant to the Tender Offer, being hereinafter referred to as the "OFFER PRICE"), net to the seller in cash, upon the terms and subject to the conditions provided herein;

          WHEREAS, the Special Committee (i) has determined that it is fair to and in the best interests of the Company and its stockholders (other than Parent and its affiliates) to


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consummate  the Tender Offer and the merger of FSG II with and into the Company, with the Company being the surviving corporation (the "MERGER"), upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware ("DELAWARE LAW"), (ii) has determined that the Tender Offer, the Merger and this Agreement should be approved and declared advisable by the Board and (iii) has resolved to recommend that the Company's stockholders accept the Tender Offer, tender their Shares pursuant thereto and approve and adopt this Agreement and the Merger if submitted for their approval;

          WHEREAS, based on the recommendation of the Special Committee, the Board (i) has determined that it is fair to and in the best interests of the Company and its stockholders (other than Parent and its affiliates) to consummate the Tender Offer and the Merger upon the terms and subject to the conditions of this Agreement and in accordance with Delaware Law, (ii) has approved and declared advisable the Tender Offer, the Merger and this Agreement and (iii) has resolved to recommend that the Company's stockholders accept the Tender Offer, tender their Shares pursuant thereto and approve and adopt this Agreement and the Merger if submitted for their approval; and

          WHEREAS, the board of directors of each of Parent and FSG II (i) has determined that the Tender Offer and the Merger are fair to and in the best interests of Parent and FSG II, respectively, and their respective stockholders and (ii) has approved and declared advisable the Tender Offer, the Merger and this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Ford, Parent, FSG II and the Company hereby agree as follows:

                                   ARTICLE I

                                   THE OFFER

          SECTION 1.01. THE TENDER OFFER. (a) Provided that none of the events set forth in Annex A hereto shall have occurred or be existing, as soon as practicable (but in no event later than fifteen business days from the public announcement of the terms of this Agreement) Ford shall cause Parent to commence


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the Tender Offer.  The initial  expiration date of the Tender Offer shall be the twentieth business day from and after the date the Tender Offer is commenced (the "INITIAL EXPIRATION DATE"). The obligation of Ford to cause Parent to commence the Tender Offer and to accept for payment and pay for Shares tendered pursuant to the Tender Offer shall be subject only to the conditions set forth in Annex A hereto, any of which conditions may be waived by Parent in its sole discretion. Parent expressly reserves the right to amend or make changes to the terms and conditions of the Tender Offer; provided, however, that, without the prior written consent of the Company (expressed in a resolution adopted by both the Special Committee and the Board), Parent shall not (i) decrease the Offer Price or change the form of consideration to be paid in the Tender Offer, (ii) impose any additional conditions to the Tender Offer from those set forth in Annex A hereto, or (iii) otherwise amend the Tender Offer in a manner that would adversely affect the holders of Shares. The Company agrees that no Shares held by the Company or any subsidiary of the Company will be tendered pursuant to the Tender Offer. Notwithstanding anything in this Agreement to the contrary, without the consent of the Company, Parent shall have the right to extend the Tender Offer beyond the Initial Expiration Date in the following events: (i) from time to time if, at the Initial Expiration Date (or extended expiration date of the Tender Offer, if applicable), any of the conditions to the Tender Offer shall not have been satisfied or waived; (ii) for any period required by any rule, regulation, interpretation or position of the Securities and Exchange Commission (the "SEC") or the staff thereof applicable to the Tender Offer or any period required by applicable law; (iii) for an aggregate period not to exceed ten business days (for all such extensions), if all of the conditions to the Tender Offer are satisfied or waived but the number of Shares validly tendered and not withdrawn is insufficient to result in Parent owning at least ninety percent of the then outstanding number of Shares; or (iv) pursuant to an amendment to the Tender Offer providing for a "subsequent offering period" not to exceed twenty business days to the extent permitted under, and in compliance with, Rule 14d-11 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Following the satisfaction or waiver of the conditions to the Tender Offer, Ford shall cause Parent to accept for payment, in accordance with the terms of the Tender Offer, all Shares validly tendered pursuant to the Tender Offer and not withdrawn as soon as it is permitted to do so pursuant to applicable law.


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          (b) Ford shall cause  Parent to file with the SEC on the date that the
Tender Offer is commenced (i) a Tender Offer Statement on Schedule TO (together with any supplements or amendments thereto, the "SCHEDULE TO") which will contain, among other things, the offer to purchase, form of the related letter of transmittal and summary advertisement (together with any supplements or amendments thereto, the "TENDER OFFER DOCUMENTS"), and (ii) together with Ford, FSG II and the Company, a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the Tender Offer which shall be filed as a part of the Schedule TO. The Tender Offer Documents shall comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the
SEC  and  on  the  date  first  published,   sent  or  given  to  the  Company's
stockholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by Ford or Parent with respect to information supplied by the Company in writing for inclusion in the Tender Offer Documents. Each of Ford and Parent further agrees to take all steps necessary to cause the Tender Offer Documents to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable federal securities laws. Each of Ford and Parent, on the one hand, and the Company, on the other hand, agrees promptly to correct any information provided by it for use in the Tender Offer Documents if and to the extent that it shall have become false and misleading in any material respect and Ford further agrees to cause Parent to take all steps necessary to cause the Tender Offer Documents as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable federal securities laws. The Company and its counsel shall be given the opportunity to review the initial Schedule TO before it is filed with the SEC. In addition, Ford and Parent agree to provide the Company and its counsel with any comments or other communications that Ford, Parent or their counsel may receive from time to time from the SEC or its staff with respect to the Tender Offer Documents promptly after the receipt of such comments or other communications.

          SECTION 1.02. COMPANY ACTION. The Company hereby approves of and consents to the Tender Offer. Concurrently with the filing of the Schedule TO, the Company shall file with the SEC and mail to the holders of Shares a


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Solicitation/Recommendation  Statement  on  Schedule  14D-9  (together  with any supplements or amendments thereto, the "SCHEDULE 14D-9"). The Schedule 14D-9 will set forth, and the Company hereby represents to Ford and Parent, that (a) each of the Special Committee and the Board of Directors of the Company, at meetings duly called and held, has (i) determined that each of the Tender Offer and the Merger is fair to and in the best interests of the Company's stockholders  (other  than  Parent  and  its  affiliates);  (ii)  approved  this
Agreement  and  the  transactions   contemplated  hereby,   including,   without
limitation the Tender Offer and the Merger; and (iii) resolved to recommend that the Company's stockholders accept the Tender Offer, tender their Shares pursuant thereto and approve and adopt this Agreement and the Merger if submitted for their approval; provided, however, that such recommendation may be withdrawn or modified to the extent that the Board, based on the recommendation of the Special Committee, determines in good faith, based on the advice of outside counsel, that such recommendation would be inconsistent with its fiduciary duties to the Company's stockholders under applicable law; and (b) Lazard Freres & Co. LLC, the financial advisor to the Special Committee ("LAZARD LLC"), has delivered to the Special Committee and the Board its written opinion that the consideration to be received by the stockholders of the Company (other than Parent and its affiliates) pursuant to each of the Tender Offer and the Merger is fair to such stockholders from a financial point of view. The Schedule 14D-9 will comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the SEC and on the date first published, sent or given to the Company's stockholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information supplied by Ford or Parent in writing for inclusion in the Schedule 14D-9. The Company further agrees to take all steps necessary to cause the Schedule 14D-9 to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable federal securities laws. Each of the Company, on the one hand, and Ford and Parent, on the other hand, agrees promptly to correct any information provided by it for use in the Schedule 14D-9 if and to the extent that it shall have become false and misleading in any material respect and the Company further agrees to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of the


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Shares,  in each  case  as and to the  extent  required  by  applicable  federal securities laws. Parent and its counsel shall be given the opportunity to review the initial Schedule 14D-9 before it is filed with the SEC. In addition, the Company agrees to provide Ford, Parent and their counsel with any comments or other communications that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Schedule 14D-9 promptly after the receipt of such comments or other communications.

          SECTION 1.03. STOCKHOLDER LISTS. In connection with the Tender Offer, the Company shall promptly furnish Parent with mailing labels, security position listings of Shares held in stock depositories and any available listing or computer file containing the names and addresses of the record holders of Shares, each as of the most recent practicable date, and shall promptly furnish Parent with such additional information, including updated lists of stockholders, mailing labels and lists of securities positions and such other information and assistance as Parent or its agents may reasonably request in connection with communicating to the record and beneficial holders of Shares with respect to the Tender Offer and the Merger.

                                   ARTICLE II

                                   THE MERGER

          SECTION 2.01. THE MERGER. Upon the terms and subject to the conditions set forth in Article VIII, and in accordance with Delaware Law, at the Effective Time (as defined below), FSG II shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of FSG II shall cease and the Company shall continue as the surviving corporation of the Merger (the "SURVIVING CORPORATION").

          SECTION 2.02. EFFECTIVE TIME; CLOSING. As promptly as practicable and in no event later than the third business day following the satisfaction or, if permissible, waiver of the conditions set forth in Article VIII (or such other date as may be agreed in writing by the parties hereto), the parties hereto shall cause the Merger to be consummated by filing a certificate of merger or a certificate of ownership and merger, as appropriate (either, the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of Delaware Law. The term "EFFECTIVE TIME" means the


                                      -6-
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date and time of the filing with the Secretary of State of the State of Delaware of the Certificate of Merger (or such later time as may be agreed upon in writing by the parties hereto and specified in the Certificate of Merger). Immediately prior to the filing of the Certificate of Merger, a closing (the "CLOSING") will be held at the principal office of Parent located at One American Road, Dearborn, Michigan (or such other place as the parties hereto may agree).

          SECTION 2.03. EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of FSG II and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of FSG II and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

          SECTION 2.04. CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS AND OFFICERS. (a) At the Effective Time, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Restated Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with Delaware Law and such Restated Certificate of Incorporation.

          (b) At the Effective Time, the By-laws of the Company, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter amended in accordance with Delaware Law, the Restated Certificate of Incorporation of the Surviving Corporation and such By-laws.

          (c) From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of the Company at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.


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                                   ARTICLE III

              CONVERSION OF COMMON STOCK; EXCHANGE OF CERTIFICATES

          SECTION 3.01. CONVERSION OF COMMON STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of any party hereto or the holders of Common Stock:

          (a) each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 3.04, and any shares to be canceled pursuant to Section 3.01(b)) shall be converted into the right to receive the Offer Price in cash (the "MERGER CONSIDERATION"); and

          (b) each share of Common Stock held in the treasury of the Company or owned by Parent or any direct or indirect wholly-owned subsidiary of Parent or the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto; and

          (c) each share of common stock, par value $.01 per share, of FSG II issued and outstanding immediately prior to the Effective Time shall be converted into one share of Class A Common Stock of the Surviving Corporation.

          SECTION 3.02. EXCHANGE OF CERTIFICATES. (a) PAYING AGENT. Prior to the Effective Time, Parent shall designate a bank or trust company to act as paying agent in the Merger (the "PAYING AGENT") and shall deposit or cause FSG II to deposit with the Paying Agent immediately available funds in an amount sufficient for the payment of the aggregate Merger Consideration upon surrender of Certificates (as hereinafter defined) representing shares of Common Stock converted pursuant to Section 3.01(a) (such funds being hereinafter referred to as the "EXCHANGE FUND").

          (b) EXCHANGE PROCEDURES. Promptly after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record (other than Parent or any direct or indirect wholly-owned subsidiary of Parent) of a certificate or certificates that immediately prior to the Effective Time represented shares of Common Stock (the "CERTIFICATES"), (i) a letter of transmittal (which shall specify that delivery shall


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be effected,  and risk of loss and title to the  Certificates  shall pass,  only upon delivery of the Certificates to the Paying Agent and shall be in a form and
have  such  other  provisions  as  Parent  may  reasonably   specify)  and  (ii)
instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and the Paying Agent shall pay, the Merger Consideration for each share of Common Stock formerly evidenced by such Certificate, and such Certificate shall thereupon be canceled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of the Company, it shall be a condition of payment to the holder of a Certificate that it be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder thereof or shall have established to the satisfaction of the Surviving Corporation that such taxes are not applicable. Until surrendered as contemplated by this Section 3.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration into which the shares theretofore represented by such Certificate shall have been converted pursuant to Section 3.01(a). No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.

          (c) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed for six (6) months after the Effective Time shall be delivered to Parent, upon demand, and any holders of shares of Common Stock who have not theretofore complied with this Article III shall thereafter look only to Parent for payment of the Merger Consideration to which they are entitled, without any interest thereon. Any portion of the Exchange Fund remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable law, become the property of Parent free and clear of any claims or interest of any person previously entitled thereto.


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


          (d) NO LIABILITY. Neither Parent nor the Surviving Corporation shall be liable to any holder of shares of Common Stock for any amounts delivered to a public official pursuant to any abandoned property, escheat or similar law.

          (e) WITHHOLDING RIGHTS. Each of the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Common Stock such amounts as it is required to deduct and withhold with respect to the making of any payment under the Internal Revenue Code of 1986, as amended (the "CODE"), or any provision of state or local tax law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Paying Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, as the case may be.

          (f) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as Parent or the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration, without any interest thereon.

          (g) INVESTMENT OF FUNDS. The Paying Agent shall invest the funds constituting the Exchange Fund as directed by Parent. Any interest or other income resulting from such investment shall be paid to Parent.

          SECTION 3.03. STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed with respect to shares of Common Stock outstanding immediately prior to the Effective Time and there shall be no further registration of transfers of such shares thereafter on the records of the Company. From and after the Effective Time, the holders of shares of Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided in this Agreement or by law.

          SECTION 3.04. APPRAISAL. Notwithstanding anything in this Agreement to the contrary, each share of Common Stock issued and outstanding immediately prior to the Effective Time and held by a person (a "DISSENTING STOCKHOLDER") who has neither voted in favor of the Merger nor consented in writing thereto and who complies with all the requirements of Delaware Law concerning the right of stockholders to seek appraisal of their shares ("DISSENTING SHARES") shall not be converted as described in this Article III but shall instead become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to Section 262 of the Delaware Law. If, after the Effective Time, such Dissenting Stockholder withdraws his or her demand for appraisal or fails to perfect or otherwise loses his or her right of appraisal, in any case pursuant to Delaware Law, each share of Common Stock of such Dissenting Stockholder shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration (without any interest thereon). The Company shall give Parent prompt notice of any demands received by the Company for appraisal of any shares of Common Stock, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to Ford, Parent and FSG II that:

          SECTION 4.01. ORGANIZATION AND QUALIFICATION. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, except where the failure of any subsidiaries to be in good standing could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (as hereinafter defined). Each of the Company and its subsidiaries has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its subsidiaries has all necessary licenses, permits, authorizations, and governmental approvals to own, lease and operate its properties and to carry on its business as it is currently being conducted, except where the failure to have such licenses, permits, authorizations and governmental approvals could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (as hereinafter defined). Each of the Company and its subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The term "COMPANY MATERIAL ADVERSE EFFECT", as used in this Agreement, means any change or effect that, individually or when taken together with all other such changes or effects, is or is reasonably likely to be materially adverse to the financial condition, assets, liabilities, business, operations or earnings of the Company and its subsidiaries, taken as a whole, other than any such effect arising out of or resulting from general economic conditions or from changes in or generally affecting the industry in which the Company operates or any effect arising out of this Agreement or, except in the case of Section 4.05, the transactions contemplated hereby or the public announcement hereof.

          SECTION 4.02. RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS. The Company has heretofore furnished to Parent a complete and correct copy of the Restated Certificate of Incorporation and the By-laws, each as amended to date, of the Company. Such Restated Certificate of Incorporation and By-laws are in full force and effect. None of the Company or any of its subsidiaries is in violation of any provision of its Restated Certificate of Incorporation or By-laws (or equivalent organizational documents).

          SECTION 4.03. CAPITALIZATION. The authorized capital stock of the Company consists of 440,000,000 shares of Class A Common Stock, 140,000,000 shares of Class B Common Stock and 40,000,000 shares of Preferred Stock, par value $.01 per share (the "COMPANY PREFERRED STOCK"). As of December 31, 2000,
(i) 40,177,324 shares of Class A Common Stock and 67,310,167 shares of Class B Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, and no shares of Company Preferred Stock are issued and outstanding, (ii) 779,534 shares of Class A Common Stock, no shares of Class B Common Stock and no shares of Company Preferred Stock are held in the treasury of the Company and (iii) 6,657,776 shares of Class A Common Stock are reserved for future issuance under the Company's Long-Term Equity Compensation Plan, 75,000 shares of Class A Common Stock are reserved for future issuance under the Company's Non-employee Director Stock Option Plan and 379,228 shares of Class A Common Stock have been reserved for issuance under the Company's Employee Stock Purchase Plan. Since December 31, 2000, except for the issuance of Common Stock resulting from the exercise of employee stock options outstanding on such date, the Company has not issued any shares of capital stock or voting securities of the Company or securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company. Except as set forth in Section 4.03 of the disclosure schedule delivered by the Company to Parent concurrently with the execution of this Agreement (the "COMPANY DISCLOSURE SCHEDULE") or as otherwise contemplated by this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries. Except as set forth in Section 4.03 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

          SECTION 4.04. AUTHORITY RELATIVE TO THIS AGREEMENT. (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger and to the extent required by Delaware Law, the adoption of this Agreement by the affirmative vote of the holders entitled to cast a majority of the votes represented by the outstanding Common Stock and the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Ford, Parent and FSG II, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (b) (i) The Special Committee has been duly authorized and constituted, (ii) the Special Committee, at a meeting thereof duly called and held on January 16, 2001, (A) determined that this Agreement, the Tender Offer and the Merger are fair to and in the best interests of the Company and its stockholders (other than Parent and its affiliates), (B) determined that this Agreement, the Tender Offer and the Merger should be approved and declared advisable by the Board and (C) resolved to recommend that the Company's stockholders accept the Tender Offer, tender their Shares pursuant thereto and approve and adopt this Agreement and the Merger if submitted for their approval, and (iii) the Board, at a meeting thereof duly called and held on January 16, 2001, (A) determined that this Agreement and the Merger are fair to and in the best interests of the Company and its stockholders (other than Parent and its affiliates), (B) approved and declared advisable this Agreement, the Tender Offer and the Merger and (C) resolved to recommend that the Company's stockholders accept the Tender Offer, tender their Shares pursuant thereto and approve and adopt this Agreement and the Merger if submitted for their approval.

          SECTION 4.05. NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Restated Certificate of Incorporation or By-laws of the Company or equivalent organizational documents of any of its subsidiaries, (ii) assuming that all consents, approvals, authorizations, and other actions described in
Section 4.05(b) have been obtained or made, conflict with or violate any law, statute, ordinance, rule, regulation, order, injunction, judgment or decree ("LAW") applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any of its subsidiaries pursuant to, or trigger any right of first refusal under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except, in the case of clauses (ii) and (iii), for any thereof that could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or could not reasonably be expected to prevent or materially delay the consummation of the Merger.

          (b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic, foreign or supranational governmental, regulatory or administrative authority, agency or commission or any court, tribunal or arbitral body ("GOVERNMENTAL ENTITY"), except for (i) applicable requirements of the Exchange Act, the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT") state securities or "blue sky" laws ("BLUE SKY LAWS"), the rules and regulations of the New York Stock Exchange, Inc. (the "NYSE") and the filing and recordation of appropriate merger documents as required by Delaware Law and (ii) such consents, approvals, authorizations, permits, filings or notifications the failure of which to receive or to make, could not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect or could not reasonably be expected to prevent or materially delay the consummation of the
transactions   contemplated  hereby.

          SECTION 4.06. SEC FILINGS; FINANCIAL STATEMENTS. (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1999 (such forms, reports and other documents being referred to herein, collectively, as the "COMPANY SEC REPORTS"). The Company SEC Reports
(i) were prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, (ii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (iii) were filed in a timely manner. No subsidiary of the Company was or is required to file any form, report or other document with the SEC.

          (b) Since September 30, 2000 and through the date of this Agreement, there has not been any Company Material Adverse Effect, it being agreed for purposes of this representation that "Company Material Adverse Effect" shall be limited to the effect, if any, on the Company's financial statements as of and for the year ended December 31, 2000.

          SECTION 4.07. OPTIONS AND EMPLOYMENT CONTRACTS. (a) Except as contemplated hereby, the Company has taken no action with respect to any options to purchase shares of stock of the Company ("COMPANY STOCK OPTIONS") that would result in an acceleration of vesting of the Company Stock Options in connection with the execution and delivery of this Agreement or the consummation of any transactions contemplated hereby or otherwise.

          (b) Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other payment or obligation to any current or former employee or director of the Company (whether or not under any Plan), or materially increase the benefits payable or provided under any Plan, or result in any acceleration of the time of payment or vesting of any such benefits. The term "Plan," as used in this Agreement, means (i) all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA")) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements to which the Company or any trade or business (whether or not incorporated) under common control with the Company under Sections 414(b), (c),
(m) or (o) of the Code (the "CONTROLLED GROUP") is a party, with respect to, which the Company or any Controlled Group has any obligation or which are maintained, contributed to or sponsored by the Company or any Controlled Group for the benefit of any current or former employee, officer or director of the Company or any Controlled Group and (ii) each employee benefit plan for which the Company or any Controlled Group could incur any liability or contingent liability not otherwise provided for in the Company's financial statements contained in the Company SEC Reports under Section 4069 of ERISA, in the event such plan were terminated, or under Section 4212(c) of ERISA, or in respect of which the Company or any Controlled Group remains secondarily liable under
Section 4204 of ERISA.

          SECTION 4.08. BROKERS. No broker, finder or investment banker (other than Lazard LLC as set forth in Section 4.09) is entitled to any brokerage, finder's or other fee or commission in connection with the Tender Offer or the Merger based upon arrangements made by or on behalf of the Company.

          SECTION 4.09. OPINION OF FINANCIAL ADVISOR. The Special Committee has received the written opinion of Lazard LLC dated the date of this Agreement to the effect that, as of the date of this Agreement, the consideration to be received by the stockholders of the Company (other than Parent and its affiliates) pursuant to each of the Tender Offer and the Merger is fair to the stockholders of the Company (other than Parent and its affiliates) from a financial point of view and such opinion has not been withdrawn. A copy of such opinion has been delivered to Parent and FSG II.

          SECTION 4.10. STATE TAKEOVER STATUTES. Neither the restrictions on business combinations contained in Section 203 of the Delaware Law, nor any other state takeover statute or similar statute or regulations, will apply to the Tender Offer, the Merger, this Agreement or any of the transactions contemplated hereby, or to any of the parties hereto or their affiliates as a result of such transactions.

                                    ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF FORD, PARENT AND FSG II

          Ford, Parent and FSG II hereby represent and warrant to the Company that:

          SECTION 5.01. ORGANIZATION AND QUALIFICATION. Each of Ford, Parent and FSG II is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Ford and Parent is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Tender Offer or the Merger. Each of Ford, Parent and FSG II has heretofore furnished to the Company complete and correct copies of its certificate of incorporation and by-laws, each as amended to the date of this Agreement.

          SECTION 5.02. AUTHORITY RELATIVE TO THIS AGREEMENT. (a) Each of Ford, Parent and FSG II has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Tender Offer, the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by Ford, Parent and FSG II and the consummation by Ford, Parent and FSG II of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Ford, Parent or FSG II are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the execution of a stockholder written consent by Parent as sole stockholder of FSG, to the extent required by Delaware Law, and the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Ford, Parent and FSG II and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Ford, Parent and FSG II enforceable against them in accordance with its terms.

          (b) The board of directors of FSG II, by written consent adopted on January 16, 2001, (i) determined that this Agreement, the Tender Offer and the Merger are fair to and in the best interests of FSG II and its stockholder and
(ii) approved and declared advisable this Agreement, the Tender Offer and the Merger.

          SECTION 5.03. NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by Ford, Parent and FSG II do not, and the performance of this Agreement by Ford, Parent and FSG II will not, (i) conflict with or violate the respective certificate of incorporation or by-laws of Ford, Parent or FSG II, or (ii) assuming that all consents, approvals, authorizations, and other actions described in Section 5.03(b) have been obtained or made, conflict with or violate any law applicable to Ford, Parent or FSG II or by which any property or asset of Ford, Parent or FSG II is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of or require payment under, or result in the creation of a lien or other encumbrance on any property or asset of Parent or FSG II or any of its subsidiaries pursuant to, or trigger any right of first refusal under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or FSG II or any of its subsidiaries is a party or by which Parent or FSG II or any of their respective properties is bound, except, in the case of clauses (ii) and
(iii), for any thereof that could not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Tender Offer or the Merger.

          (b) The execution and delivery of this Agreement by Ford, Parent and FSG II do not, and the performance of this Agreement by Ford, Parent and FSG II will not, require any consent, approval, authorization or permit of or filing with or notification to, any Governmental Entity, except (i) for applicable requirements of the Exchange Act, the Securities Act, Blue Sky Laws, the NYSE, and the filing and recordation of appropriate merger documents as required by Delaware Law and (ii) for such other consents, approvals, authorizations, permits, filings or notifications, which if not obtained or made would not reasonably be expected to prevent or materially delay the consummation of the Tender Offer or the Merger.

          SECTION 5.04. FINANCING. Either Ford or Parent has, or will have prior to the expiration of the Tender Offer, sufficient funds available to pay the aggregate consideration payable as a result of the consummation of the Tender Offer, the Merger and other transactions contemplated hereby and to pay all fees and expenses incurred by it related to the transactions contemplated by this Agreement.

          SECTION 5.05. OPERATIONS OF FSG II. FSG II has been formed solely for the purpose of engaging in the transactions contemplated by this Agreement and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein.

                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

          SECTION 6.01.  CONDUCT OF BUSINESS BY THE COMPANY  PENDING THE MERGER.
(a) The Company hereby covenants and agrees that, prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by Ford, Parent or FSG II, the Company will and will cause its subsidiaries to (i) operate its business in the usual and ordinary course consistent with past practices, (ii) use its reasonable best efforts to preserve substantially intact its business organization, maintain its rights and franchises, retain the services of its respective principal officers and key employees and maintain its relationships with its respective principal customers, suppliers and other persons with which it or any of its subsidiaries has significant business relations, (iii) use its reasonable best efforts to maintain and keep its properties and assets in as good repair and condition as at present, ordinary wear and tear excepted, and (iv) take no action with respect to the Company Stock Options that would result in an acceleration of vesting of the Company Stock Options in connection with the execution and delivery of this Agreement or the consummation of any transactions contemplated hereby or otherwise.

          (b) Except as expressly contemplated by this Agreement and except as set forth in Section 6.01(b) of the Company Disclosure Schedule, or otherwise consented to in writing by Ford, Parent or FSG II, from the date hereof until the Effective Time, the Company will not do, and will not permit any of its subsidiaries to do, any of the following:

               (i) (A) increase the compensation payable to or to become payable to any director or executive officer of the Company, except for increases in salary, wages or bonuses payable or to become payable in the ordinary course of business and consistent with past practice; (B) grant any severance or termination pay (other than pursuant to existing severance arrangements or policies as in effect on the date of this Agreement) to, or enter into any employment or severance agreement with, any director or executive officer of the Company; or
                    (C) adopt, amend or terminate any employee benefit plan or arrangement affecting any director or executive officer of the Company, except as may be required by applicable law;

               (ii) declare  or  pay  any   dividend   on,  or  make  any  other
                    distribution in respect of outstanding shares of its capital stock except for regular quarterly dividends payable on the Common Stock in an amount not to exceed $0.05 per quarter, provided that the foregoing shall not prohibit dividends or distributions between or among the Company and its subsidiaries;

               (iii)(A) redeem,  repurchase or otherwise reacquire any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its or its subsidiaries' capital stock; (B) effect any reorganization or recapitalization of the Company; or (C) split, combine or reclassify any of the Company's capital stock or issue or authorize or propose the issuance of any other securities in respect of in lieu of, or in substitution for, shares of its capital stock;

               (iv) (A) issue,  deliver,  award,  grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, or other encumbrance of any kind) of, any shares of stock of the Company (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire any such shares (except for the issuance of shares upon the exercise of

                    Company Stock Options outstanding on the date of this Agreement); or (B) amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof;

               (v) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets of any other person (other than the purchase of assets in the ordinary course of business and consistent with past practice), except that the foregoing restrictions shall not apply to any action by the Company that would not require the approval of the Board under the Board policy set forth in Section 6.01(b) of the Company Disclosure Schedule;

               (vi) make or commit to make any capital expenditures, except that the foregoing restrictions shall not apply to any action by the Company that would not require the approval of the Board under the Board policy set forth in Section 6.01(b) of the Company Disclosure Schedule;

               (vii)sell, lease, exchange,  mortgage,  pledge, transfer, license or otherwise dispose of or encumber, or agree to sell, lease, exchange, mortgage, pledge, transfer, license or otherwise dispose of or encumber, any of its material assets or any material assets of any of its subsidiaries, measured on a consolidated basis with the Company, or any substantial right therein;

             (viii) propose  or  adopt  any   amendments   to  its   Restated
                    Certificate of Incorporation or its By-laws;

               (ix) (A) change any of its  methods  of  accounting  in effect at
                    December 31, 1999, (B) write down in any material amount the value of the intangible assets of the Company or (C) make or rescind any express or deemed election relating to federal income taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to federal income taxes, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ending December 31, 1999, except as may be required by applicable law or generally accepted accounting principles;

               (x) incur any obligation for borrowed money other than purchase money indebtedness, whether or not evidenced by a note, bond, debenture or similar instrument, except in the ordinary course of business, or prepay, before the scheduled maturity thereof, any of its long-term debt; or

               (xi) agree in writing or otherwise to do any of the foregoing.

          SECTION 6.02. NOTIFICATION OF CERTAIN MATTERS. (a) The Company shall give prompt notice to Parent and FSG II of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause
(A) any representation or warranty contained in this Agreement to be untrue or inaccurate or (B) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied and (ii) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 6.02 shall not limit or otherwise affect the remedies available hereunder to Parent and FSG II.

          (b) The Company shall give prompt written notice to Parent and FSG II of any proposal, offer or other communication from any person (i) relating to any acquisition or purchase of all or substantially all of the capital stock of the Company or any of its subsidiaries or all or substantially all of the assets of the Company or any of its subsidiaries, (ii) to enter into any business combination with the Company or any of its subsidiaries or (iii) to enter into any other extraordinary business transaction involving or otherwise relating to the Company or any of its subsidiaries. The Company shall notify Parent and FSG II promptly if any such proposal or offer, or any inquiry or other contact with any person with respect thereto, is made and shall, in any such notice to Parent and FSG II, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

          SECTION 7.01. MERGER WITHOUT STOCKHOLDERS' MEETING. If, as a result of the purchase of Shares pursuant to the Tender Offer and compliance with the terms of this Section 7.01, Parent owns in the aggregate at least 90% of the Shares outstanding upon completion of the Tender Offer and continues to hold at least 90% of the outstanding Class B Common Stock, the parties hereto agree to take all necessary and appropriate action to cause the Merger to become effective as soon as practicable after the satisfaction or waiver of the conditions to the Merger set forth in Article VIII without a meeting of stockholders of the Company, in accordance with Section 253 of the DGCL (a "SHORT-FORM MERGER"). In connection therewith, if following the purchase of Shares pursuant to the Tender Offer, Parent owns in the aggregate less than 90% of the Shares outstanding, Parent agrees to convert such number of shares of Class B Common Stock into Class A Common Stock to the extent that, after giving effect to such conversion, Ford and Parent would own in the aggregate the number of Shares necessary to effect a Short-Form Merger.

               SECTION 7.02. STOCKHOLDER APPROVAL REQUIRED. If required by applicable law in order to consummate the Merger: (a) The Company (acting through its Board in accordance with its Restated Certificate of Incorporation and By-laws and acting as soon as practicable following the acceptance for payment and purchase of Shares by Parent pursuant to the Tender Offer) shall take all action necessary to seek approval of the Merger and adoption of this Agreement at a duly called and noticed meeting of the stockholders of the Company, which meeting shall be held as promptly as practicable following the consummation of the Tender Offer and the preparation of the Information Statement (as defined in Section 7.02(b)), or by written consent of the stockholders of the Company in lieu of such a meeting. Parent shall vote or grant its consent, as the case may be, with respect to all shares of Common Stock owned by it, to the approval of the Merger and adoption of this Agreement.

          (b) As promptly as practicable after the acceptance for payment and purchase of Shares by Parent pursuant to the Tender Offer, (i) Ford, Parent, FSG II and the Company shall cooperate in preparing, and the Company shall cause to be filed with the SEC, a proxy statement, consent solicitation statement or information statement that meets the requirements of the Exchange Act and the regulations promulgated thereunder, including without limitation, Schedules 14C and 13E-3 (together with any amendments thereof or supplements thereto, the "INFORMATION STATEMENT") to seek the approval and adoption of this Agreement by the stockholders of the Company. Each of Ford, Parent, FSG II and the Company shall furnish all information as the other parties may reasonably request in connection with such actions and the preparation of the Information Statement.

          SECTION 7.03. COVENANTS RELATING TO INFORMATION STATEMENT. If an Information Statement is required pursuant to Section 7.02 hereof:

          (a) The Information Statement shall include the recommendations of the Special Committee and the Board of Directors of the Company to the stockholders of the Company to approve and adopt this Agreement; PROVIDED, HOWEVER, that the Special Committee and the Board of Directors of the Company may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation to the extent that the Special Committee or the Board of Directors of the Company determines in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged legal counsel), that such withdrawal, modification or change of recommendation is required by its fiduciary duties to the Company's stockholders under applicable law; PROVIDED FURTHER that nothing in this Section 7.03(a) shall affect the Company's obligation to solicit the approval of the Merger and adoption of this Agreement by the stockholders of the Company as contemplated by Section 7.02 (regardless of whether the recommendation of the Special

Committee or the Board of Directors of the Company shall have been withdrawn, modified or changed).

          (b) No amendment or supplement to the Information Statement will be made by the Company, Ford, Parent or FSG II without the approval of the other parties (such approval not to be unreasonably withheld or delayed). Each of Ford, Parent, FSG II and the Company will advise the other, promptly after it receives notice thereof, of any request by the SEC for amendment of the Information Statement or comments thereon and responses thereto or requests by the SEC for additional information.

          (c) The information supplied by the Company for inclusion in the Information Statement or any other documents to be filed with the SEC in connection with the Merger shall not, at the time the Information Statement is first mailed to the stockholders of the Company or at the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or any of its subsidiaries, or their respective officers or directors, should be discovered by the Company which, pursuant to the Securities Act or the Exchange Act, should be set forth in an amendment or a supplement to the Information Statement, the Company shall promptly inform Parent and FSG II thereof. All documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

          (d) The information supplied by Ford, Parent and FSG II for inclusion in the Information Statement or any other documents to be filed with the SEC in connection with the Merger shall not, at the time the Information Statement is first mailed to the stockholders of the Company or at the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Ford, Parent or FSG II, or their respective officers or directors, should be discovered by Ford, Parent or FSG II which, pursuant to the Securities Act or the Exchange Act, should be set forth in an amendment or a supplement to the Information Statement, Ford, Parent or FSG II shall promptly inform the Company thereof. All documents that Ford, Parent or FSG II is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

          SECTION 7.04. ACCESS TO INFORMATION; CONFIDENTIALITY. (a) As permitted by applicable law, from the date of this Agreement to the Effective Time, the Company shall, and shall use its best efforts to cause its subsidiaries, officers, directors and employees to: (i) provide to Ford, Parent and FSG II and their officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, "REPRESENTATIVES") access at reasonable times upon prior notice to its officers, employees, agents, properties, offices and other facilities and to its books and records and (ii) furnish promptly such information concerning its business, properties, contracts, assets, liabilities and personnel as Ford, Parent or FSG II or their Representatives may reasonably request.

          (b) Each of Ford, Parent and FSG II agrees to, and shall cause its Representatives to: (i) treat and hold as confidential all information relating to the Company and its subsidiaries, (ii) in the event that Ford, Parent or FSG II or any of their Representatives becomes legally compelled to disclose any such information, provide the Company with prompt written notice of such requirement so that the Company may seek a protective order or other remedy or waive compliance with this Section 7.04, and (iii) in the event that such protective  order  or  other  remedy  is not  obtained,  or the  Company  waives compliance with this Section 7.04, furnish only that portion of such confidential information which is legally required to be provided and exercise its best efforts to obtain assurances that confidential treatment will be accorded such information, PROVIDED, HOWEVER, that this sentence shall not apply to any information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement. The parties agree and acknowledge that remedies at law for any breach of their obligations under this Section 7.04 are inadequate and that in addition thereto parties shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach.

          (c) No investigation pursuant to this Section 7.04 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

          SECTION 7.05. DIRECTORS' AND OFFICERS'  INDEMNIFICATION AND INSURANCE.
(a) The Restated Certificate of Incorporation of the Surviving Corporation shall contain the provisions with respect to indemnification that are set forth in the Restated Certificate of Incorporation of the Company on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who at or prior to the Effective Time were directors or officers of the Company in respect of actions or omissions occurring at or prior to the Effective Time, unless such modification shall be required by law.

          (b) From and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under Delaware Law, indemnify and hold harmless, each present and former director and officer of the Company and each subsidiary of the Company and each such individual who served at the request of the Company or any subsidiary of the Company as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "INDEMNIFIED PARTIES") against all costs and expenses
(including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective
Time) whether civil, administrative or investigative, based on the fact that such person is or was a director or officer of the Company and arising out of or pertaining to any action or omission occurring at or before the Effective Time (including the transactions contemplated by this Agreement) (and shall pay any expenses in advance of the final disposition of such action or proceeding to each Indemnified Party to the fullest extent permitted under Delaware Law, upon receipt from the Indemnified Party to whom expenses are advanced of any undertaking to repay such advances required under Delaware Law). In the event of any such claim, action, suit, proceeding or investigation, (i) the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and (ii) the Surviving Corporation shall cooperate in the defense of any such matter; PROVIDED, HOWEVER, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and PROVIDED FURTHER that the Surviving Corporation shall not be obligated pursuant to this Section 7.05(b) to pay the fees and expenses of more than one counsel other than local counsel for all Indemnified Parties in any single action unless a conflict of interest shall be caused thereby.

          (c) Ford shall provide or maintain in effect for six years from the Effective Time directors' and officers' liability insurance covering those persons who are covered by the directors' and officers' liability insurance policy currently provided for directors and officers of the Company on terms comparable to such existing insurance coverage; PROVIDED, HOWEVER, that Ford has no obligation to provide or maintain levels of coverage in excess of those to which directors and officers of Ford are at the time entitled.

          (d) If the Surviving  Corporation  or any of its successors or assigns
(i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall assume the obligations of the Surviving Corporation set forth in this Section 7.05.

          (e) The rights of each Indemnified Party under this Section 7.05 shall be in addition to any rights such person may have under the certificate of incorporation or bylaws of the Company or any of its subsidiaries, under Delaware Law or any other applicable laws or under any agreement of any Indemnified Party with the Company or any of its subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Party.

          SECTION 7.06. FURTHER ACTION; CONSENTS; FILINGS. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (a) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Tender Offer and the Merger and the other transactions contemplated by this Agreement,
(b) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Ford, Parent, FSG II or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Tender Offer and the Merger and (c) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Tender Offer and the Merger and the other transactions contemplated by this Agreement that are required under the Exchange Act and the Securities Act and any other applicable federal or state securities laws, and any other applicable Law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

          SECTION 7.07. PUBLIC ANNOUNCEMENTS. Ford, Parent, FSG II and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Tender Offer or the Merger and shall not issue any such press release or make any such public statement without the prior consent of the other parties hereto (which consent shall not be unreasonably withheld or delayed), except as may be required by Law or any listing agreement with the NYSE to which Ford, Parent or the Company is a party. The parties have agreed on the text of a joint press release by which announcement of the execution of this Agreement will be made.

          SECTION 7.08. REASONABLE BEST EFFORTS AND FURTHER ASSURANCES. Subject to the terms and conditions hereof, each of the parties to this Agreement shall use its reasonable best efforts to effect the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to the Tender Offer and the Merger under this Agreement. Subject to the terms and conditions hereof, each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

          SECTION 8.01. CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of Ford, Parent, FSG II and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

               (a) STOCKHOLDER APPROVAL. If required by Delaware law, this Agreement shall have been approved and adopted by the requisite affirmative vote of the stockholders of the Company in accordance with Delaware Law and the Company's Restated Certificate of Incorporation.

               (b) NO ORDER. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law, executive order or award (whether temporary, preliminary or permanent) (an "ORDER") that is then in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

               (c) PURCHASE OF SHARES. Parent shall have purchased Shares pursuant to the Tender Offer, except where the reason for failure to purchase Shares pursuant to the Tender Offer is the absence of tenders of Shares.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

          SECTION 9.01. TERMINATION. This Agreement may be terminated and the Tender Offer and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement by the stockholders of the Company, as follows:

               (a) by mutual written consent duly authorized by the Boards of Directors of each of Parent, FSG II and the Company;

               (b) by Parent, FSG II or the Company if any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Order or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Tender Offer or the Merger and such Order or other action shall have become final and nonappealable;

               (c) by Parent or FSG II if the Special Committee withdraws, modifies or changes its recommendation of this Agreement, the Tender Offer or the Merger in a manner adverse to Parent or FSG II or shall have resolved to do any of the foregoing;

                    (d) prior to the purchase of Shares pursuant to the Tender Offer, by Parent or FSG II upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue ("TERMINATING COMPANY BREACH"); PROVIDED that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable efforts and for as long as the Company continues to exercise such reasonable efforts, Parent and FSG II may not terminate this Agreement under this Section 9.01(d); or

               (e) prior to the purchase of Shares pursuant to the Tender Offer, by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Parent or FSG II set forth in this Agreement, or if any representation or warranty of Parent or FSG II shall have become untrue ("TERMINATING PARENT BREACH"); PROVIDED that, if such Terminating Parent Breach is curable by Parent or FSG II as the case may be, through the exercise of its reasonable efforts and for as long as Parent or FSG II, as the case may be, continues to exercise such reasonable efforts, the Company may not terminate this Agreement under this Section 9.01(e).

               (f) by the Company (as agreed to by the Special Committee) if due to an occurrence or circumstance, not involving a breach by the Company of its obligations hereunder, which would result in a failure to satisfy any of the conditions set forth in Annex A hereto or otherwise, Parent shall have failed to commence the Tender Offer within fifteen business days following the date of this Agreement, terminated the Tender Offer or permitted the Tender Offer to expire without the purchase of Shares thereunder.

               (g) By Parent or FSG II after June 30, 2001, if Parent shall not have theretofore purchased Shares pursuant to the Tender Offer solely as a result of a failure of any of the conditions set forth in Annex A hereto.

          The right of any party hereto to terminate this Agreement pursuant to this Section 9.01 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

          SECTION 9.02. EFFECT OF TERMINATION. Except as provided in Section 9.01, in the event of termination of this Agreement pursuant to Section 9.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Ford, Parent, FSG II or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease; PROVIDED, HOWEVER, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          SECTION 9.03. AMENDMENT. To the fullest extent permitted by Delaware Law, this Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; PROVIDED, HOWEVER, that any such amendment that changes the Offer Price or the Merger Consideration must also be approved by the Special Committee. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          SECTION 9.04. WAIVER. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of another party hereto, (b) waive any inaccuracy in the representations and warranties of another party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of another party or condition to its own obligations contained herein; PROVIDED, HOWEVER, that, if the Company seeks to make such extension or waiver as provided in clause (a), (b) or (c) above, it must first obtain the approval of the Special Committee. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

          SECTION 9.05. EXPENSES. All Expenses (as defined below) incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Tender Offer, the Merger or any other transaction is consummated. "EXPENSES" as used in this Agreement shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Information Statement, the solicitation of stockholder approvals and all other matters related to the closing of the Tender Offer, the Merger and the other transactions contemplated by this Agreement.

                                    ARTICLE X

                               GENERAL PROVISIONS

          SECTION 10.01. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 9.01, as the case may be, except that this Section 10.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement.

          SECTION 10.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by facsimile, by courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

          if to Ford, Parent or FSG II:

               Ford FSG, Inc.
               One American Road

               Dearborn, Michigan  48126
               Attn:  Peter Sherry, Jr., Esquire

          with a copy to:

               Morris, Nichols, Arsht & Tunnell
               1201 North Market Street
               Wilmington, Delaware  19801
               Attn:  Lewis S. Black, Jr., Esquire

          if to the Company:

               The Hertz Corporation
               225 Brae Boulevard
               Park Ridge, New Jersey  07656-0713
               Attn:  Harold E. Rolfe, Esquire

          with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York  10019-6150
               Attn:  Andrew R. Brownstein, Esquire

          SECTION 10.03. CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

               (a) "AFFILIATE" of a specified person means a person who directly
          or  indirectly  through  one  or  more  intermediaries   controls,  is
          controlled by, or is under common control with such specified person;

               (b) "BUSINESS DAY" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in The City of New York;

               (c) "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

               (d) "PERSON" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "PERSON" as defined in Section 13d(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government; and

               (e) "SUBSIDIARY" or "SUBSIDIARIES" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity; PROVIDED, HOWEVER, that for purposes of the representations and the warranties of Ford, Parent and FSG II in Article V, and the covenants and other agreements of Ford, Parent and FSG II in Article VI, except as otherwise specifically provided therein, the "subsidiaries" of Ford, Parent and FSG II shall not include the Company or any subsidiaries of the Company.

          SECTION 10.04. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect as long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

          SECTION 10.05. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (including the Company Disclosure Schedule) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent,

PROVIDED that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

          SECTION 10.06. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except as provided in Section 7.05(e), nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 10.07. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

          SECTION 10.08. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 10.09. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by each party hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 10.10. CONSENT TO JURISDICTION. (a) Each of Ford, Parent, FSG II and the Company hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware sitting in the County of New Castle and the United States District Court for the State of Delaware, and the appellate courts having jurisdiction of appeals in such courts, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of Ford, Parent, FSG II and the Company hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court.

          (b) Each of Ford, Parent, FSG II and the Company irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 10.10 shall affect the right of either party to serve legal process in any other manner permitted by law.

          SECTION 10.11. WAIVER OF JURY TRIAL. EACH OF FORD, PARENT, FSG II AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF FORD, PARENT, FSG II OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

                  [remainder of page intentionally left blank]

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by its respective officers thereunto duly authorized.

                                                  FORD MOTOR COMPANY

                                                  By:/S/ HENRY D.G. WALLACE
                                                     ----------------------
                                                     Name:  Henry D.G. Wallace
                                                     Title: Chief Financial
                                                            Officer

                                                  FORD FSG, INC.

                                                  By:/S/ PETER SHERRY, JR.
                                                     ---------------------
                                                     Name:  Peter Sherry, Jr.
                                                     Title: Assistant Secretary
                                                  FORD FSG II, INC.

                                                  By:/S/ DAVID J. PRYSTASH
                                                     ---------------------
                                                     Name:  David J. Prystash
                                                     Title: Vice President and
                                                            Treasurer

                                                  THE HERTZ CORPORATION

                                                  By:/S/ CRAIG R. KOCH
                                                     -----------------
                                                     Name:  Craig R. Koch
                                                     Title: President and Chief
                                                            Executive Officer

                                                                         ANNEX A


                         CONDITIONS TO THE TENDER OFFER

          Notwithstanding any other provision of the Tender Offer, and in addition to (and not in limitation of) Parent's rights to extend and amend the Tender Offer at any time in its sole discretion in accordance with the terms of this Agreement, Parent shall not be required to accept for payment, purchase or pay for, subject to any applicable regulations of the SEC, including Rule 14e-1(c) under the Exchange Act, and may delay the acceptance for payment of or, subject to the restriction referred to above, the payment for, any tendered Shares (whether or not any Shares theretofore have been accepted for payment or paid for pursuant to the Tender Offer), and may terminate the Tender Offer as to any Shares not then paid for, if at any time on or after January 16, 2001 and prior to the time of payment for any such Shares, any of the following events shall occur:

          (a) there shall have been any statute, rule, regulation, judgment, order or injunction promulgated, entered, enforced, enacted, issued or rendered applicable to the Tender Offer or the Merger by any domestic or foreign federal or state governmental regulatory or administrative agency or authority or court or legislative body or commission which (i) prohibits or imposes any material limitations on, Ford's or Parent's ownership or operation of all or a material portion of the Company's businesses or assets, (ii) prohibits or makes illegal the acceptance for payment, payment for or purchase of Shares or the consummation of the Tender Offer or the Merger, (iii) results in a material delay in or restricts the ability of Parent, or renders Parent unable, to accept for payment, pay for or purchase some or all of the Shares, or (iv) imposes material limitations on the ability of Parent effectively to exercise full rights of ownership of the Shares, including, without limitation, the right to vote the Shares purchased by it on all matters properly presented to the Company's stockholders, provided that Parent shall have used all reasonable efforts to cause any such judgment, order or injunction to be vacated or lifted;

          (b) the representations and warranties of the Company set forth in the Agreement shall not be true and correct as of the date of consummation of the Tender Offer as though made on or as of such date, except for such failures to be true or correct that have not had or would not be reasonably expected to have a Company Material Adverse Effect, or the Company shall have breached or failed in any material respect to perform or comply with any material obligation, agreement or covenant required by the Agreement to be performed or complied with by it;

          (c) the Board of Directors of the Company, based on the recommendation of the Special Committee, shall have (including by amendment to the Schedule 14D-9) withdrawn, amended or modified in a manner adverse to Ford or Parent its approval or recommendation of the Tender Offer, the Merger or the Agreement or shall have resolved to do any of the foregoing;

          (d) the Company, acting through its Board of Directors (as agreed to by the Special Committee), Ford and Parent shall have agreed that Parent shall terminate the Tender Offer or postpone the acceptance for payment of or payment for Shares thereunder; or

          (e) the Agreement shall have been terminated in accordance with its terms.

          The foregoing conditions are for the sole benefit of Ford, Parent and their respective affiliates and may be asserted by Ford or Parent, in whole or in part, at any time and from time to time in the sole discretion of Ford or Parent.

          The failure by Ford or Parent at any time to exercise its rights under any of the foregoing conditions shall not be deemed a waiver of any such rights and each such right shall be deemed an ongoing right which may be asserted at any time or from time to time. Should the Tender Offer be terminated pursuant to any of the foregoing provisions, all tendered Shares not theretofore accepted for payment shall forthwith be returned to the tendering stockholders.